Exhibit 10.41

APOLLO ADVISORS IX, L.P.
APOLLO CAPITAL MANAGEMENT IX, L.P.
APOLLO ADVISORS VIII, L.P.
APOLLO CAPITAL MANAGEMENT VIII, LLC
APOLLO MANAGEMENT HOLDINGS, L.P.
9 WEST 57TH STREET 43RD FLOOR
NEW YORK, NY 10019

November 7, 2018

Personal and Confidential
John Suydam
[Home Address]

Re:     Accelerated Equity Vesting

Dear John:

This letter confirms our understanding regarding the vesting of restricted share units (“RSUs”) and restricted Class A Shares of Apollo Global Management, LLC awarded to you or your estate planning vehicle. In the event of a conflict between this letter and any RSU or restricted share award agreement, this letter shall govern. So long as you

(i)	comply with your confidentiality, non-competition, and non-solicitation obligations under your employment letter dated July 19, 2017 (the “Employment Letter”), and

(ii)	upon the earlier to occur of

(a)
the termination by Apollo Management Holdings, L.P (“AMH”) and its Affiliates of your full-time employment for any reason other than Cause (as defined in the AGM 2007 Omnibus Equity Incentive Plan) at any time, and

(b)
January 1, 2020, provided that you have not experienced a separation from service with AMH and its Affiliates (or engaged in conduct constituting Cause) before such date (the earlier of (a) or (b), the “Vesting Date”), inform AGM that you will be reasonably available for two years to consult with AGM from time to time,

you shall vest in full in all unvested RSUs or shares outstanding under RSU or stock awards (whether granted before or after the date hereof); provided, however, that if you breach the “No Competition” paragraph of the Employment Letter following the Vesting Date, then, following written notice and a 20-day remediation period after which the breach remains ongoing, you will immediately forfeit any restricted shares or RSU shares that would have vested under the applicable award agreement (if your employment had continued and the accelerated vesting provided in this letter had not applied) after the date of such breach and you hereby agree to pay to AGM the value of any net profits realized on the disposition of such shares.

[Signature page follows]

Very truly yours,

APOLLO ADVISORS IX, L.P.

By:     Apollo Capital Management IX, LLC,
its general partner

By:      /s/ Laurie Medley________________
Name: Laurie Medley
Title: Vice President

APOLLO CAPITAL MANAGEMENT IX, L.P.

By:      /s/ Laurie Medley________________
Name: Laurie Medley
Title: Vice President

APOLLO ADVISORS VIII, L.P.

By:     Apollo Capital Management VIII, LLC,
its general partner

By:      /s/ Laurie Medley________________
Name: Laurie Medley
Title: Vice President

APOLLO CAPITAL MANAGEMENT VIII, LLC

By:      /s/ Laurie Medley________________
Name: Laurie Medley
Title: Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:     Apollo Management Holdings GP, LLC,
its general partner

By:      /s/ Lisa Bernstein________________
Name: Lisa Bernstein
Title: Vice President

[Suydam Accelerated Equity Vesting Side Letter Signature Page]